MESSAGE FROM THE PRESIDENT

Dear Shareholder:

Mark Twain once mused that October was a rough month for the stock market and then went on to proclaim that the other rough months were November through September. Unfortunately, after enduring three turbulent bear market years that have resulted in a $7 trillion wealth implosion, his musing has lost some of its luster.

Psychologists, sociologists, cultural anthropologists, economists and savvy investors frequently observe that many of the wounds suffered in equity investing are self-inflicted. It is no secret, for example, that far too many investors allow intuition and emotion to displace sound logic and solid security analysis when buying or selling stocks. Others permit their cognitive defenses to falter and become easily duped by "talking heads" on financial news networks, silver-tongued Wall Street "experts" and "quick buck" artists. Others place too much emphasis on the short term and insufficient emphasis on past performance and history.

These shortcomings became ever more apparent during the runaway bubble years of 1995 through 1999. Despite mounting losses, increased competition and sky high equity valuations, legions of investors concluded that we were in a "new economy," one that was information-driven and one in which investors could not lose money by investing in technology, telecommunication, and Internet related companies.

Given all the disturbing headlines focusing on geopolitical uncertainty, weapons of mass destruction, a sputtering global economy, a soft domestic economy and the ethical violations impacting Wall Street and the corporate suite, it is no mystery why investors remain fearful and apprehensive. History, however, repeatedly documents that both our capitalist economy and the stock market are prone to periods of extreme optimism and pessimism. History also records the following:

1. Since World War II, the U.S.A. has endured ten recessions. The typical post-war recession has lasted about one year and the average recovery has run on for about four and one-half years.

2. For every one year that the market has declined since the Standard and Poor's Stock Index was first introduced in 1926, it has risen three years.

3. The longer investors hold stocks similar to those in the S&P 500 Stock Index the probability of enjoying a profit rises and the chances of suffering a loss are reduced. Ibbotson Associates, the well-known financial statistical firm, has calculated that if an investor had held stocks for any period of five consecutive years during the period from 1926 through 2001, there was a 90% probability of enjoying a gain and only a 10% probability of suffering a loss.

4. The S&P 500 is down 42.4% after reaching its all time high in the first quarter of 2000. Prior bear markets have been excellent buying opportunities for sophisticated investors.

Although the S&P 500 and the Nasdaq Composite Index declined 22.09% and 31.53%, respectively, for the year ended December 31, 2002, the M.S.B. Fund faired better. It declined only 15.08%. The Fund's average annual returns for the five- and ten-year periods ending December 31, 2002 were +3.74% and +10.77% respectively. For the same time periods, the S&P 500 results were -0.58% and +9.34%, respectively, and the Nasdaq results were -3.19% and +7.03%, respectively. If a shareholder had invested $10,000 in the Fund at its inception in 1964 and reinvested all capital gains and distributions in the Fund, the investment would have grown to $502,536 by December 31, 2002.

Prudent investors recognize, especially during economic reversals and dramatic equity downdrafts, that the price of a share of stock does not always reflect the "intrinsic" or true "business value" of a company. During these emotional times, attractive long-term buying opportunities can arise for investors that incorporate solid investment principles in their security selection process.

Finally, I would like to take this opportunity to acknowledge the fine record our portfolio management team of John McCabe, Mark Trautman and Chris Remo has delivered over the last decade. As of June 30, 2002, the M.S.B. Fund, Inc. has been awarded the coveted Five Stars from Morningstar, Inc., the leading mutual fund performance rating corporation, for its over all track record, and has earned five stars for its three-, five- and ten-year performance results as well.

Sincerely,

/s/ Joseph R. Ficalora
Joseph R. Ficalora
President

                               M.S.B. FUND, INC.

                             INVESTMENT ACHIEVEMENT

     The following information is a statement of the past record of the Fund and should not be construed as a representation or prediction of future results. The investment return and principal value of an investment in the Fund will fluctuate with changing market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     The total return of the Fund for various periods is compared with the Standard & Poor's 500 Composite Stock Price Index (S&P 500) and the Dow Jones Industrial Average (DJIA), which are groups of unmanaged securities, and with the Lipper Large Capitalization Core Funds Average, which is a broad equity fund measurement. The S&P 500 and DJIA do not include a reduction of total return for expenses. These results should be considered in light of the makeup of each index, the investment objectives and portfolio composition of the Fund and the periods indicated.

                                AVERAGE ANNUAL
                                 TOTAL RETURN
                         -----------------------------
                            PERIODS ENDING 12/31/02
                         -----------------------------
                          1 Year    5 Years   10 Years
                          ------    -------   --------
M.S.B. FUND, INC. .....  (15.08%)    3.74%     10.77%
Lipper Large
  Capitalization Core
  Funds Average........  (23.49%)   (1.90%)     7.55%
Dow Jones Industrial
  Average(1)...........  (15.04%)    2.87%     12.05%
Standard & Poor's 500
  Composite Stock Price
  Index(2).............  (22.09%)   (0.58%)     9.34%

 * Assumes reinvestment of all dividends and distributions and the deduction of all applicable fees and expenses. Data for the Lipper Large Capitalization Core Funds Average, the S&P 500 and DJIA are from Lipper, Inc. The S&P 500 and DJIA do not include a reduction in total return for expenses.

     The following graph shows that an investment of $10,000 in the Fund on December 31, 1992 would have been worth $27,806 on December 31, 2002, assuming all dividends and distributions have been reinvested. A similar investment in the S&P 500, over the same period, would have grown to $24,415.

                               M.S.B. FUND, INC.

                            CUMULATIVE TOTAL RETURN
[LINE GRAPH]

                                                        MSB FUND                       S&P
                                                        --------                       ---
1992                                                      10000                       10000
1993                                                      12064                       10999
1994                                                      11861                       11143
1995                                                      14822                       15314
1996                                                      17959                       18847
1997                                                      23144                       25135
1998                                                      30424                       32319
1999                                                      32002                       39121
2000                                                      34013                       35558
2001                                                      32744                       31338
2002                                                      27806                       24415

                               M.S.B. FUND, INC.

                         ANNUAL TOTAL RETURN COMPARISON
[BAR GRAPH]

                                                                          MSB FUND                             S&P
                                                                          --------                             ---
1993                                                                        20.64                               9.99
1994                                                                        -1.68                               1.31
1995                                                                        24.97                              37.43
1996                                                                        21.16                              23.08
1997                                                                        28.88                              33.36
1998                                                                        31.45                              28.58
1999                                                                         5.19                              21.04
2000                                                                         6.28                              -9.11
2001                                                                        -3.73                             -11.87
2002                                                                       -15.08                             -22.09

     The investment performance information presented above does not reflect the deduction of any taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
(1) The Dow Jones Industrial Average represents the average of 30 actively traded blue chip stocks on the New York Stock Exchange (NYSE).
(2) The Standard & Poor's 500 Index is an unmanaged index, generally representative of the U.S. stock market as a whole.

INVESTMENT RESULTS, OUTLOOK AND STRATEGIES

M.S.B. FUND, INC.

The M.S.B. Fund's net asset value per share on December 31, 2002 was $15.27 versus $18.78 on December 31, 2001. Shareholders received per share distributions from short-term capital gains of $0.0389 and long-term capital gains of $0.6337 during the year. The Fund's total return for the one-year period ending December 31, 2002 was -15.08%. This compares favorably to the one-year total return of -23.49% for the Lipper Large Capitalization Core Funds Average for the same period. Total return assumes the reinvestment of all dividends and capital gains and the deduction of all applicable fees and expenses.

The M.S.B. Fund was ranked in the top 2% out of 933 funds in the Lipper Large Capitalization Core Funds Average for the one-year period ending December 31, 2002. It was also ranked in the top 1%, 4% and 4% for the 3-, 5- and 10-year periods ending December 31, 2002 out of 727, 489 and 154 funds, respectively.

The Fund's relative performance in the past year continued to benefit from its large overweighting in the consumer staples sector which was the best performing sector in the S&P 500 Index. The Fund also benefited from its significant underweighting in the technology, telecommunications and utilities sectors which were the worst performing sectors in the S&P 500 Index during 2002. Our investment philosophy of owning established companies with sustainable long-term cash flow and earnings growth prospects at favorable valuations leads us toward those sectors that are generally less volatile in difficult market environments.

As we move into the new year, the domestic and global economic environments remain tough. With the terrorist attacks of last Fall still fresh in everyone's mind and the possibility of a war with Iraq a distinct possibility, consumer and business spending remains tepid. The risk of a double dip recession has not been eliminated, and the prospects for a strong economic recovery continue to remain elusive. The possibility of further declines in the equity market can not be ruled out. However, valuations continue to look more favorable than in the recent past.

The truly long-term investor should view these periods as potential opportunities to accumulate ownership positions in established businesses at favorable valuations. It is also a good time to revisit one's investment philosophy to ensure that it is capable of withstanding the test of time through various economic and market environments. The portfolio management team at the M.S.B. Fund firmly believes that the investment approach adhered to over the past decade with the Fund has proven to be capable of delivering good returns with below-average risk. During the past three years of market declines our shareholders have benefited from this investment style in the form of principal conservation. The S&P 500 has declined 38% and the NASDAQ has dropped 67% during the three year period ending December 31, 2002, while the M.S.B. Fund has fallen just under 14% during the same period.

During the past year, we continued our focus on large capitalization issues with attractive fundamentals that are available at reasonable prices. We added holdings in Electronic Data Systems, General Electric, Omnicom Group and Pfizer. We eliminated a number of securities whose market prices reflected their full potential, in our opinion, or whose fundamentals changed so that continued ownership by the Fund was not warranted. These companies included Gap, M&T Bank and Sherwin Williams. Our focus will remain on business fundamentals with an understanding that over the long-term appropriate valuations will likely follow.

M.S.B. FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

COMMON STOCKS (95.7%)

  SHARES                                           VALUE
  ------                                           -----
             ADVERTISING (3.9%)
    45,000   Interpublic Group of Cos.,
               Inc. ..........................  $   633,600
    20,000   Omnicom Group, Inc. .............    1,292,000
                                                -----------
                                                  1,925,600
                                                -----------
             BEVERAGES NON-ALCOHOLIC (4.8%)
    55,000   Coca-Cola Co. ...................    2,410,100
                                                -----------
             BUILDING PRODUCTS--RETAIL/
               WHOLESALE (2.4%)
    50,000   Home Depot, Inc. ................    1,198,000
                                                -----------
             COMMERCIAL SERVICES (3.7%)
    40,000   Cintas Corp. ....................    1,830,000
                                                -----------
             COMPUTER SOFTWARE & SERVICES
               (9.0%)
    50,000   Automatic Data Processing,
               Inc. ..........................    1,962,500
    45,000   Electronic Data Systems Corp. ...      829,350
    33,000   Microsoft Corp.(*)...............    1,706,100
                                                -----------
                                                  4,497,950
                                                -----------
             CONSUMER NON-DURABLE (4.3%)
    25,000   Procter & Gamble Co. ............    2,148,500
                                                -----------
             DISTRIBUTOR-CONSUMER PRODUCTS
               (4.8%)
    80,000   Sysco Corp. .....................    2,383,200
                                                -----------
             ELECTRICAL EQUIPMENT (5.0%)
    20,000   Emerson Electric Co. ............    1,017,000
    60,000   General Electric Co. ............    1,461,000
                                                -----------
                                                  2,478,000
                                                -----------
             ELECTRONICS/ SEMICONDUCTORS
               (1.6%)
    50,000   Intel Corp. .....................      778,500
                                                -----------

COMMON STOCKS, CONTINUED


  SHARES                                           VALUE
  ------                                           -----
             FINANCIAL SERVICES (10.5%)
    50,000   American Express Co. ............  $ 1,767,500
    30,000   Freddie Mac......................    1,771,500
    45,000   State Street Corp. ..............    1,755,000
                                                -----------
                                                  5,294,000
                                                -----------
             FOOD PROCESSING (3.9%)
    35,000   Wm. Wrigley Jr., Co. ............    1,920,800
                                                -----------
             HEALTH CARE DIVERSIFIED (5.4%)
    50,000   Johnson & Johnson................    2,685,500
                                                -----------
             HEALTH CARE-DRUGS (10.6%)
    40,000   Abbott Laboratories..............    1,600,000
    35,000   Merck & Co., Inc. ...............    1,981,350
    55,000   Pfizer, Inc. ....................    1,681,350
                                                -----------
                                                  5,262,700
                                                -----------
             INSURANCE (6.6%)
        45   Berkshire Hathaway, Inc.(*)......    3,273,750
                                                -----------
             MANUFACTURING/ DIVERSIFIED (3.3%)
    25,000   Illinois Tool Works, Inc. .......    1,621,500
                                                -----------
             OFFICE EQUIPMENT & SUPPLIES
               (2.6%)
    40,000   Pitney Bowes, Inc. ..............    1,306,400
                                                -----------
             PERSONAL CARE (3.0%)
    50,000   Gillette Co. ....................    1,518,000
                                                -----------
             PUBLISHING--NEWSPAPERS (4.3%)
    30,000   Gannett Co., Inc. ...............    2,154,000
                                                -----------
             RESTAURANTS (1.9%)
    60,000   McDonald's Corp. ................      964,800
                                                -----------

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.
 4

M.S.B. FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
DECEMBER 31, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

COMMON STOCKS, CONTINUED


  SHARES                                           VALUE
  ------                                           -----
             RETAILERS, GENERAL (4.1%)
    40,000   Wal-Mart Stores, Inc. ...........  $ 2,020,400
                                                -----------
             Total Common Stocks
               (Cost $40,187,688).............   47,671,700
                                                -----------
CASH EQUIVALENTS (4.1%)
             MONEY MARKET MUTUAL FUND (4.1%)
 2,050,020   Vanguard Admiral Money Market
               Fund...........................    2,050,020
                                                -----------
             Total Cash Equivalents
               (Cost $2,050,020)..............    2,050,020
                                                -----------

                                                     VALUE
                                                     -----
             Total Investments
               (Cost $42,237,713) (a)...   99.8%  $49,721,720
             Other assets in excess of
               liabilities..............    0.2%       81,723
                                          -----   -----------
             Net Assets.................  100.0%  $49,803,443
                                          =====   ===========

 * Non-income producing security
(a) Cost for federal income tax purposes is the same as for financial reporting purposes.

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

M.S.B. FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                              DECEMBER 31, 2002
                                                              -----------------
ASSETS:
Investment in securities, at value (Cost $42,237,713).......     $49,721,720
Cash........................................................          45,946
Dividends and interest receivable...........................          70,307
Prepaid expenses............................................          45,446
                                                                 -----------
  Total assets..............................................      49,883,419

LIABILITIES:
Investment Adviser fee payable..............................          27,921
Administration fee payable..................................             665
Transfer agent fee payable..................................           6,831
Accrued expenses payable....................................          44,559
                                                                 -----------
  Total liabilities.........................................          79,976
                                                                 -----------
NET ASSETS, applicable to 3,262,505 shares of Class A
  $.001 par value stock, 5,000,000 shares authorized........     $49,803,443
                                                                 ===========
NET ASSETS:
Capital.....................................................      42,353,018
Distributions in excess of net realized gains...............         (33,582)
Unrealized appreciation from investments....................       7,484,007
                                                                 -----------
NET ASSETS..................................................     $49,803,443
                                                                 ===========
NET ASSET VALUE, offering and redemption price
  per share ($49,803,443/3,262,505 shares)..................     $     15.27
                                                                 ===========

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.
 6

M.S.B. FUND, INC.
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                   YEAR ENDED
                                                                DECEMBER 31, 2002
                                                                -----------------
INVESTMENT INCOME:
  Dividends.................................................      $    722,840
  Interest..................................................            39,266
                                                                  ------------
     Total investment income................................           762,106
                                                                  ------------
EXPENSES:
  Investment Adviser........................................           416,240
  Administration............................................            80,400
  Directors.................................................            90,921
  Transfer agent............................................            44,426
  Legal.....................................................            48,334
  Printing..................................................            47,420
  Insurance.................................................            26,481
  Audit.....................................................            17,900
  Custodian.................................................            19,844
  Registration..............................................            24,255
  Miscellaneous.............................................             7,497
                                                                  ------------
     Total expenses before voluntary fee reductions.........           823,718
     Expenses voluntarily reduced by Administrator..........           (24,902)
     Expenses voluntarily reduced by Transfer Agent.........            (4,500)
     Expenses waived by Investment Adviser..................           (26,674)
                                                                  ------------
     Net expenses...........................................           767,642
                                                                  ------------
     Net investment loss....................................            (5,536)
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains from investment transactions.............         2,087,730
Change in unrealized appreciation/depreciation from
  investments...............................................       (10,995,372)
                                                                  ------------
Net realized/unrealized losses from investments.............        (8,907,642)
                                                                  ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............      $ (8,913,178)
                                                                  ============

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

M.S.B. FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                               YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,
                                                                  2002           2001
                                                              ------------   ------------
DECREASE IN NET ASSETS:
Operations:
  Net investment loss.......................................  $     (5,536)  $   (80,751)
  Net realized gains from investments.......................     2,087,730     3,593,692
  Change in unrealized appreciation/depreciation from
     investments............................................   (10,995,372)   (6,011,720)
                                                              ------------   -----------
Change in net assets resulting from operations..............    (8,913,178)   (2,498,779)
                                                              ------------   -----------
Distributions to shareholders:
  Net realized gains from investment transactions...........    (2,115,533)   (3,512,941)
  Return of capital.........................................            --        (3,028)
                                                              ------------   -----------
Total distributions to shareholders.........................    (2,115,533)   (3,515,969)
                                                              ------------   -----------
Capital Transactions:
  Change in net assets from capital share transactions (See
     Note 3)................................................     2,198,244       854,316
                                                              ------------   -----------
Change in net assets........................................    (8,830,467)   (5,160,432)

NET ASSETS:
  Beginning of year.........................................    58,633,910    63,794,342
                                                              ------------   -----------
  End of year...............................................  $ 49,803,443   $58,633,910
                                                              ============   ===========

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.
 8

M.S.B. FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Selected data for each share of capital stock
Outstanding throughout each year

                                                                 YEAR ENDED DECEMBER 31,
                                                  ------------------------------------------------------
                                                    2002         2001       2000       1999       1998
                                                  --------      -------    -------    -------    -------
NET ASSET VALUE, beginning of year............    $  18.78      $ 20.74    $ 21.09    $ 21.49    $ 17.73

INCOME (LOSS) FROM OPERATIONS:
  Net investment income (loss)................          --(2)     (0.03)        --(2)    0.01       0.01
  Net realized and unrealized gains (losses)
     from investments.........................       (2.83)       (0.74)      1.18       1.20       5.55
                                                  --------      -------    -------    -------    -------
     Total from operations....................       (2.83)       (0.77)      1.18       1.21       5.56
                                                  --------      -------    -------    -------    -------
DISTRIBUTIONS:
  From net investment income..................          --           --         --      (0.01)     (0.01)
  From net realized gains on investments......       (0.68)       (1.19)     (1.53)     (1.60)     (1.79)
                                                  --------      -------    -------    -------    -------
     Total distributions......................       (0.68)       (1.19)     (1.53)     (1.61)     (1.80)
                                                  --------      -------    -------    -------    -------
NET CHANGE IN NET ASSET VALUE PER SHARE.......       (3.51)       (1.96)     (0.35)     (0.40)      3.76
                                                  --------      -------    -------    -------    -------
NET ASSET VALUE, END OF YEAR..................    $  15.27      $ 18.78    $ 20.74    $ 21.09    $ 21.49
                                                  ========      =======    =======    =======    =======
Total return..................................    (15.08)%      (3.73)%      5.68%      5.79%     31.45%
Ratio of net expenses to average net assets...       1.38%        1.44%      1.31%      1.24%      1.32%
Ratio of net investment income (loss) to
  average net assets..........................     (0.01)%      (0.14)%    (0.01)%      0.03%      0.02%
Ratio of expenses to average net assets(1)....       1.48%        1.52%      1.43%      1.26%      1.39%
Portfolio turnover rate.......................         18%          13%        15%        22%        32%
NET ASSETS, end of year (000's)...............    $ 49,803      $58,634    $63,794    $67,655    $65,824

--------------------------------------------------------------------------------
(1) During the period, certain fees were waived. If such fee waivers had not occurred, the ratio would have been as indicated.

(2) Net loss per share was less than $0.005.

See Accompanying Notes to Financial Statements.

M.S.B. FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002

The M.S.B. Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company organized as a New York corporation. The Fund was incorporated under the laws of the State of New York on June 8, 1964. The investment objective of the Fund is to achieve long-term growth of capital for its shareholders.

NOTE 1--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A--Security Valuation--Securities traded on national exchanges are valued at the closing prices or, in the case of over-the-counter securities, at the mean between closing bid and asked prices as of 4:00 pm Eastern time. Short-term instruments maturing within 60 days of the valuation date are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at the discretion of the Fund's Board of Directors.

B--Security Transactions and Related Investment Income--Security transactions are accounted for on the trade date, dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The specific identification method is used in the determination of realized gains and losses on the sale of securities.

C--Dividends to Shareholders--Dividends from net investment income, if any, are declared and paid annually. Net short-term and long-term capital gains, if any, are declared and paid annually.

Distributions from net investment income and from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of capital.

D--Management Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2--FEES

Shay Assets Management, Inc. (the "Investment Adviser") is the investment adviser to the Fund. The Investment Adviser is a wholly-owned subsidiary of Shay Investment Services, Inc. ("SISI"), which is controlled by Rodger D. Shay, a Vice President and Director of the Fund.

The Investment Adviser receives fees from the Fund, computed at an annual rate of 0.75% of the first $100,000,000 of the Fund's average daily net assets and 0.50% of average daily net assets in excess of $100,000,000. The fee payable to the Investment Adviser is reduced (but not below zero) to the extent expenses (exclusive of professional fees, such as legal and audit fees, directors' fees and expenses, and distribution expenses, if any, payable under Rule 12b-1) exceed 1.10% of the Fund's average daily net assets for any fiscal year during the term of the Fund's agreement with the Investment Adviser. This limitation resulted in a waiver of the Investment Adviser's fees totaling $26,674 for the year ended December 31, 2002.

M.S.B. FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2002

Shay Financial Services, Inc. (the "Distributor") is the distributor for the Fund. The Distributor is also a wholly-owned subsidiary of SISI. The Distributor receives no compensation for its distribution services.

BISYS Fund Services, Ohio, a subsidiary of The BISYS Group, Inc., serves the Fund as Administrator and Transfer Agent (the "Administrator", the "Transfer Agent"). As compensation for its administrative services, the Fund pays the Administrator a minimum monthly fee plus out-of-pocket expenses. As compensation for its services as transfer agent, the Fund pays the Transfer Agent a minimum monthly fee plus out-of-pocket expenses. For the year ended December 31, 2002, the Administrator voluntarily reduced its fee by $24,902. For the year ended December 31, 2002, the Transfer Agent voluntarily reduced its fee by $4,500.

NOTE 3--CAPITAL STOCK

At December 31, 2002, there were 5,000,000 shares of $.001 par value capital stock authorized. Transactions in capital stock for the years ended December 31, 2002 and 2001, respectively, were as follows:

                                                             SHARES                     AMOUNT
                                                      --------------------    --------------------------
                                                        2002        2001         2002           2001
                                                        ----        ----         ----           ----
Shares sold.......................................     192,726      86,979    $ 3,434,372    $ 1,666,731
Shares issued in reinvestment of dividends........     118,137     158,043      1,787,420      2,990,818
                                                      --------    --------    -----------    -----------
                                                       310,863     245,022      5,221,792      4,657,549
Shares redeemed...................................    (170,899)   (199,073)    (3,023,548)    (3,803,232)
                                                      --------    --------    -----------    -----------
Net increase/(decrease)...........................     139,964      45,949    $ 2,198,244    $   854,317
                                                      ========    ========    ===========    ===========

NOTE 4--PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of investments, exclusive of short-term investments, for the year ended December 31, 2002, were $9,963,481 and $9,608,239 respectively.

NOTE 5--FEDERAL INCOME TAX INFORMATION

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The tax character of distributions paid to shareholders during the fiscal years ended December 31, 2002 and 2001 were as follows:

                                            DISTRIBUTIONS PAID FROM
                                            ------------------------                                       TOTAL
                                            ORDINARY      NET LONG      TOTAL TAXABLE    TAX RETURN    DISTRIBUTIONS
                                             INCOME      TERM GAINS     DISTRIBUTIONS    OF CAPITAL        PAID*
                                            --------     ----------     -------------    ----------    -------------
2002....................................    $122,211     $1,993,322      $2,115,533            --       $2,115,533
2001....................................    $296,707     $3,216,234      $3,512,941        $3,028       $3,515,969

* Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

M.S.B. FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2002

As of December 31, 2002 the components of accumulated earnings/(deficit) on a tax basis were as follows:

                   UNDISTRIBUTED                                   ACCUMULATED      UNREALIZED           TOTAL
 UNDISTRIBUTED   LONG TERM CAPITAL   ACCUMULATED   DISTRIBUTIONS   CAPITAL AND    APPRECIATION/       ACCUMULATED
ORDINARY INCOME   GAINS/(LOSSES)      EARNINGS        PAYABLE      OTHER LOSSES   (DEPRECIATION)   EARNINGS/(DEFICIT)
---------------  -----------------   -----------   -------------   ------------   --------------   ------------------
      --                 --               --             --          $(33,582)      $7,484,007         $7,450,425

For the taxable year ended December 31, 2002, 100% of income dividends paid by the Fund qualify for the dividends received deduction available to corporations.

Net capital losses incurred after October 31, within a fund's fiscal year are deemed to arise on the first business day of the fund's following fiscal year for tax purposes. For the year ended December 31, 2002, the Fund deferred post October capital losses of $33,582.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of M.S.B. Fund, Inc.

We have audited the accompanying statement of assets and liabilities of M.S.B. Fund, Inc. (the "Fund"), including the schedule of portfolio investments, as of December 31, 2002, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and the financial highlights presented herein for each of the respective years or periods ended December 31, 2001 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on the statement of changes in net assets and financial highlights in their report dated February 4, 2002.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of M.S.B. Fund, Inc. as of December 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP
Columbus, Ohio,
January 31, 2003

M.S.B. FUND, INC.

                  DIRECTORS AND OFFICERS OF M.S.B. FUND, INC.

The table below sets forth certain information about each of the Fund's Directors and officers.

INTERESTED DIRECTORS

                                                                                                     NUMBER OF
                                 POSITION(S)                                                         PORTFOLIOS
                                 HELD WITH FUND                                                      IN FUND      OTHER
                                 AND LENGTH OF     EXPIRATION   PRINCIPAL OCCUPATION(S) DURING PAST  COMPLEX      DIRECTORSHIPS(1)
     NAME, ADDRESS AND AGE       SERVICE           OF TERM      5 YEARS                              OVERSEEN     HELD
     ---------------------       --------------    ----------   -----------------------------------  ----------   ----------------
JOSEPH R. FICALORA*              President since    2003        Chairman, President and Chief          2          Institutional
615 Merrick Avenue               1997,                          Executive Officer of New York                       Investors
Westbury, NY 11590               Director since     2005        Community Bancorp Inc., and                          Capital
Age: 56                          1995                           President of Queens County Savings                 Appreciation
                                                                Bank, one of its operating                         Fund, Inc., RSI
                                                                divisions.                                          Retirement
                                                                                                                      Trust
MICHAEL J. GAGLIARDI*            First Vice         2003        Executive Vice President of            1              None
913 Cranford Avenue              President since                Richmond County Savings Bank
Westfield, NJ 07090              1997,                          (1999-2001) and President, Chief
Age: 62                          Director since     2005        Executive Officer and a director of
                                 1991                           Ironbound Bank located in Newark,
                                                                NJ, and its holding company,
                                                                Ironbound Bankcorp, NJ (1993-
                                                                1999).
RODGER D. SHAY*+                 Vice President     2003        Chairman and the sole director of      7          Asset Management
1000 Brickell Avenue             and Assistant                  the Fund's investment adviser. Shay                Fund, Horizon
Miami, FL 33131                  Secretary since                Assets Management, Inc., Chairman                      Bank
Age: 66                          1995,                          and the sole director of the Fund's
                                 Director since     2003        distributor, Shay Financial
                                 2001                           Services, Inc., Chairman, sole
                                                                director and President of Shay
                                                                Investment Services, Inc., an
                                                                enterprise which owns 100% of Shay
                                                                Assets Management, Inc., and Shay
                                                                Financial Services, Inc.
NON-INTERESTED DIRECTORS
TIMOTHY A. DEMPSEY               Director since     2003        Formerly Chairman of the Board and     1              None
18 Oakland Avenue                1997                           Chief Executive Officer of Warwick
Warwick, NY 10990-0591                                          Community Bancorp, Inc., and
Age: 68                                                         Chairman of the Board of its
                                                                principal subsidiary, The Warwick
                                                                Savings Bank.

------------------------------------------------------------------------------------------------------------------------------
* This director is an "interested person" under the Investment Company Act of 1940 because he is an officer of the Fund.
(1) Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or
    (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
(+) This director is an "interested person" under the Investment Company Act of 1940 because he is an officer of the Fund and holds certain positions with the Fund's Investment Adviser and Distributor.

                                                                                                     NUMBER OF
                                 POSITION(S)                                                         PORTFOLIOS
                                 HELD WITH FUND                                                      IN FUND      OTHER
                                 AND LENGTH OF     EXPIRATION   PRINCIPAL OCCUPATION(S) DURING PAST  COMPLEX      DIRECTORSHIPS(1)
     NAME, ADDRESS AND AGE       SERVICE           OF TERM      5 YEARS                              OVERSEEN     HELD
     ---------------------       --------------    ----------   -----------------------------------  ----------   ----------------
DAVID FREER, Jr.                 Director since     2004        Executive Vice President and           1              None
13 Greatview Lane                1983                           Director of Atlantic States
P.O. Box 732                                                    Mortgage Corporation.
Highland, NY 12528
Age: 63
DAVID F. HOLLAND                 Director since     2003        Chief Executive Officer (since         7          Asset Management
17 New England                   1997                           1986) and Chairman of the Board                        Fund
Executive Park                                                  (since 1989) of Boston Federal
Burlington, MA 01803                                            Savings Bank, and Chairman and
Age: 61                                                         Chief Executive Officer of its
                                                                holding company, BostonFed Bancorp
                                                                Inc. (since its inception in 1995).
JOSEPH L. MANCINO                Director since     2004        President and Chief Executive          2          Institutional
1 Jericho Plaza                  2001                           Officer and Chairman of the Board                   Investors
Jericho, NY 11753-8905                                          of The Roslyn Savings Bank and Vice                  Capital
Age: 65                                                         Chairman, President and CEO of                     Appreciation
                                                                Rosyln Bancorp, Inc., the holding                  Fund, Inc., RSI
                                                                company for the Bank.                               Retirement
                                                                                                                      Trust
WILLIAM A. McKENNA, Jr.          Director since     2004        Chairman of the Board and Chief        8          Asset Management
71-02 Forest Avenue              1988                           Executive Officer of Ridgewood                        Fund,
Ridgewood, NY 11385                                             Savings Bank.                                      Institutional
Age: 66                                                                                                             Investors
                                                                                                                     Capital
                                                                                                                   Appreciation
                                                                                                                   Fund, Inc., RSI
                                                                                                                    Retirement
                                                                                                                      Trust
OTHER OFFICERS
EDWARD E. SAMMONS, Jr.           Vice President     2003        President of the Fund's investment    N/A             None
230 West Monroe Street           and Secretary                  adviser, Shay Assets Management,
Chicago, IL 60606                since 1995                     Inc., Executive Vice President of
Age: 63                                                         the Fund's distributor, Shay
                                                                Financial Services, Inc., Executive
                                                                Vice President of Shay Investment
                                                                Services, Inc.
JOHN J. McCABE                   Vice President     2003        Senior Vice President of Shay         N/A             None
200 Park Avenue, 45th Floor      since 1995                     Assets Management, Inc.
New York, NY 10166
Age: 59
MARK F. TRAUTMAN                 Vice President     2003        Vice President of Shay Assets         N/A             None
200 Park Avenue, 45th Floor      since 1995                     Management, Inc., Portfolio Manager
New York, NY 10166                                              of the Fund.
Age: 37
----------------------------------------------------------------------------------------------------------------------------------
(1) Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (3)
    any company subject to the requirements of Section 15(d) of the Exchange Act.

                                                                                                     NUMBER OF
                                 POSITION(S)                                                         PORTFOLIOS
                                 HELD WITH FUND                                                      IN FUND      OTHER
                                 AND LENGTH OF     EXPIRATION   PRINCIPAL OCCUPATION(S) DURING PAST  COMPLEX      DIRECTORSHIPS(1)
     NAME, ADDRESS AND AGE       SERVICE           OF TERM      5 YEARS                              OVERSEEN     HELD
     ---------------------       --------------    ----------   -----------------------------------  ----------   ----------------
TRENT STATCZAR                   Treasurer since    2003        Financial Services Director, BISYS    N/A             None
3435 Stelzer Road                2002                           since September 2000; Financial
Suite 1000                                                      Services Manager, January 1998 to
Columbus, OH 43219                                              September 2000; Financial Services
Age: 31                                                         Assoc. Manager, November 1997 to
                                                                January 1998.
ALAINA V. METZ                   Assistant          2003        Vice President of the Blue Sky        N/A             None
3435 Stelzer Road                Secretary since                Compliance Department at BISYS Fund
Suite 1000                       1999,                          Services, Inc.
Columbus, OH 43219               Assistant          2003
Age: 36                          Treasurer since
                                 2002

------------------------------------------------------------------------------------------------------------------------------
(1) Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or
    (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

M.S.B. FUND, INC.
DECEMBER 31, 2002

SHAREHOLDERS VOTING RESULTS (UNAUDITED):

The annual Meeting of Shareholders of the M.S.B. Fund, Inc., was held on April 18, 2002, and adjourned until April 29, 2002, at which the shareholders voted on two proposals. Each proposal and the results of the voting are set forth below.

A--Election of Directors--The first proposal concerned the election of three directors to serve a term of office of three years each.

                                                              EXPIRATION OF TERM       FOR
                                                              ------------------    ---------
Harry P. Doherty*...........................................         2005           1,581,138
Joseph R. Ficalora..........................................         2005           1,581,146
Michael J. Gagliardi........................................         2005           1,581,076

---------------

* Mr. Doherty resigned from the Board effective January 16, 2003.

In addition, Messrs. Timothy A. Dempsey, David Freer, Jr., David F. Holland, Joseph L. Mancino, William A. McKenna, Jr. and Rodger D. Shay, Jr. continue as members of the Board of Directors.

B--Amendment to Fundamental Investment Policies--The second proposal concerned the amendment to the fundamental investment policies of the Fund to permit the Fund to invest in money market mutual funds. The results of the voting for the proposal were 1,523,251 for, 37,758 against, and 34,719 abstaining.

                                     Notes

                                     M.S.B.
                                   FUND, INC.

OFFICERS

Joseph R. Ficalora
President

Michael J. Gagliardi
First Vice President

Edward E. Sammons, Jr.
Vice President and Secretary

Rodger D. Shay
Vice President and Assistant
  Secretary

Mark F. Trautman
Vice President

John J. McCabe
Vice President

Trent Statczar
Treasurer

Alaina V. Metz
Assistant Secretary and
  Assistant Treasurer

BOARD OF DIRECTORS

Timothy A. Dempsey
Joseph R. Ficalora
David Freer, Jr.
Michael J. Gagliardi
David F. Holland
Joseph L. Mancino
William A. McKenna, Jr.
Rodger D. Shay

                                  M.S.B.
                                FUND, INC.

M.S.B. FUND, INC.
c/o Shay Financial Services, Inc.
230 West Monroe Street
Chicago, Illinois 60606
Telephone 800-661-3938

INVESTMENT ADVISER
Shay Assets Management, Inc.
200 Park Avenue
45th Floor
New York, New York 10166

DISTRIBUTOR
Shay Financial Services, Inc.
230 West Monroe Street
Chicago, Illinois 60606

ADMINISTRATOR, TRANSFER AGENT,
REGISTRAR AND DIVIDEND PAYING AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

CUSTODIAN
The Bank of New York
1 Wall Street
New York, New York 10286

LEGAL COUNSEL
Hughes Hubbard & Reed LLP
One Battery Park Plaza
New York, New York 10004

INDEPENDENT AUDITORS
Ernst & Young LLP
1100 Huntington Center
41 South High Street
Columbus, Ohio 43215

This report is submitted for the general information of shareholders of the M.S.B. Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives, and operating policies of the Fund.
Read the prospectus carefully before investing or sending money.

                            [M.S.B. FUND, INC. LOGO]

                                 ANNUAL REPORT
                          .............................
                               December 31, 2002